Goodwill and intangible assets, net - Summary of Estimated Future Amortization Expense of Intangible Assets with Definite Lives (Detail) $ in Thousands	Jun. 30, 2018 USD ($)
Goodwill and Intangible Assets Disclosure [Abstract]
Remaining 2018	$ 3,425
2019	6,850
2020	6,850
2021	3,739
2022 and beyond	2,515
Total	$ 23,379